UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2019

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Drew Avenue, Davis, CA	95618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 15, 2019, the bylaws (the “Bylaws”) of Marrone Bio Innovations, Inc. (the “Company”) were amended and restated by the Company’s Board of Directors (the “Board”) upon recommendation by the Nominating and Governance Committee of the Board (the “Committee”). The amendment and restatement modified Section 3.1 of the Bylaws to provide that, in uncontested elections, directors will now be elected by a majority of votes cast and entitled to vote on the election of directors at any meeting for the election of directors, rather than the plurality voting standard previously utilized by the Company, and modified Section 3.4 of the Bylaws to provide that a director resignation that is conditioned upon a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

In connection with the amendment and restatement of the Bylaws, and also upon recommendation by the Committee, the Board additionally approved and adopted amendments to the Company’s Corporate Governance Guidelines (the “Guidelines”). The Guidelines were amended to provide for a director nominee to supply a conditional letter of resignation to the Company’s Secretary, which will be effective only in the event that (i) such nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election and (ii) such resignation is accepted by the Board, among other related changes.

The foregoing description of the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, attached as Exhibit 3.1 hereto and incorporated herein by reference. The foregoing summary of the amendments to the Guidelines is qualified in its entirety by reference to the full-text of the Guidelines, attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company
99.’	Corporate Governance Guidelines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: March 18, 2019	By:	/s/ Linda V. Moore
Linda V. Moore
Executive Vice President, General Counsel and Secretary